SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2024

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Lou Melluzzo, Chief Executive Officer of Air Industries Group will present at the MicroCap Rodeo Fall Conference, to be held on Wednesday, October 16th, 2024, in New York City. Mr. Melluzzo’s presentation is scheduled to begin at 2:00 PM on October 16th. Mr. Melluzzo’s presentation will include certain information with respect to Air Industries’ financial results for the quarter and nine months ended September 30, 2024, including, its backlog, book to bill ratio, operating income, sales, gross profit and margin, operating expense, operating income (loss) and EBITDA for the three and nine months ended September 30, 2024. Attached as Exhibit 99.2 to this Current Report is the form of presentation that Mr. Melluzzo intends to use in connection with his presentation. The financial information with respect to the periods ended September 30, 2024, is preliminary, based upon management’s estimations and has not been reviewed or audited by the Company’s independent accounting firm.

Item 7.01 Regulation FD Disclosure

On October 16, 2024, Air Industries Group (the “Company”) will issue a press release announcing that Lou Melluzzo, Chief Executive Officer of the Company will present at the MicroCap Rodeo Fall Conference, to be held on Wednesday, October 16th, 2024, in New York City. The presentation will be at 2:00 PM on October 16th and will be webcast live. Interested parties can obtain more information regarding the conference at www.microcaprodeo.com.

The information in this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by Air Industries under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Text of press release issued October 16, 2024, by Air Industries Group.
99.2	Air Industries Group Presentation dated October 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2024

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman Chief Financial Officer

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